SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-KA


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 23, 2000



                               AT COMM CORPORATION
             (Exact name of registrant as specified in its charter)



              Delaware                                          95-3824750
              --------                                          ----------
  (State or other jurisdiction of                           (I.R.S. Employer
           incorporation)                                   Identification No.)

                                     0-15797
                                     -------
                            (Commission File Number)


                        577 Airport Boulevard, Suite 700
                          Burlingame, California 94010
                    (Address of principal executive offices)

                                 (650) 375-8188
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         As reported on Form 8-K filed on May 12, 2000, the Company called for redemption all of its outstanding shares of Series A Preferred Stock at the close of business on May 23, 2000. Each outstanding share of Series A Preferred Stock was convertible into one share of Common Stock. As of May 23, 2000, all outstanding shares of Series A Preferred Stock were converted to Common Stock. As a result, no shares of Series A Preferred Stock were redeemed.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 AT COMM CORPORATION


Dated:   June 16, 2000                 By:       /s/ Melanie D. Johnson
                                                -----------------------
                                                     Melanie D. Johnson
                                                     Vice President Finance and
                                                     Chief Financial Officer






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